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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 27, 2000
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                        (Date of earliest event reported)



                                 Cephalon, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                             0-19119                23-2484489
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(State or other jurisdiction              (Commission            (IRS Employer
of incorporation or organization)          File Number)           ID No.)


       145 Brandywine Parkway
      West Chester, Pennsylvania                                     19380
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(Address of principal executive offices)                           (Zip Code)


                                 (610) 344-0200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS.

     On November 27, 2000, Cephalon, Inc. (the "Registrant") publicly announced that it has entered into a collaboration agreement with Novartis Pharma AG to consolidate the sales and marketing efforts of four Novartis CNS products with the Registrant's PROVIGIL(R) (modafinil) Tablets [C-IV] in the United Kingdom.

     The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  _Financial Statements of Business Acquired:_ None

     (b)  _Pro Forma Financial Information:_ None

     (c) _Exhibits:_ Reference is made to the Exhibit Index annexed hereto and made a part hereof.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CEPHALON, INC.



Date: November 28, 2000                By: /s/ FRANK BALDINO, JR.
      -----------------                    ------------------------------------
                                           Frank Baldino, Jr.
                                           Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT                                                                   PAGE


99.1     Press Release dated November 27, 2000.